                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                AIM GROWTH SERIES
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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

                             (INVESCO AIM(SM) LOGO)

                                AIM GROWTH SERIES
                            AIM INDEPENDENCE NOW FUND
                           AIM INDEPENDENCE 2010 FUND
                           AIM INDEPENDENCE 2020 FUND
                           AIM INDEPENDENCE 2030 FUND
                           AIM INDEPENDENCE 2040 FUND
                           AIM INDEPENDENCE 2050 FUND

                              IMPORTANT PROXY NEWS

                                   ----------

                              MEETING SCHEDULED FOR
                                 AUGUST 27, 2009
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                                   ----------

Recently we distributed proxy material regarding the Meeting of Shareholders for the Funds listed above. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.

Proxy materials and other fund literature may be reviewed and downloaded online at www.invescoaim.com/proxy, or by calling Invesco Aim Investment Services, Inc. at 1-800-959-4246.

Your vote is important no matter how many shares you own. In order for your vote to be represented, WE MUST RECEIVE YOUR INSTRUCTIONS PRIOR TO YOUR FUND'S MEETING DATE.

For your convenience, please utilize any of the following methods to submit your vote:

1. BY INTERNET

Follow the simple instructions on your voting instruction form.

2. BY TOUCH-TONE PHONE

Please call the toll-free number located on your voting instruction form and follow the simple instructions.

3. BY PHONE

Please call Computershare Fund Services toll-free at 1-866-438-4810. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.

4. BY MAIL

Simply return your executed voting instruction form in the envelope provided.

                 PLEASE TAKE A MOMENT AND VOTE TODAY! THANK YOU.

                                                                 S47498R1REGNOBO

                             (INVESCO AIM(SM) LOGO)

                                AIM GROWTH SERIES
                            AIM INDEPENDENCE NOW FUND
                           AIM INDEPENDENCE 2010 FUND
                           AIM INDEPENDENCE 2020 FUND
                           AIM INDEPENDENCE 2030 FUND
                           AIM INDEPENDENCE 2040 FUND
                           AIM INDEPENDENCE 2050 FUND

                              IMPORTANT PROXY NEWS

                                   ----------

                              MEETING SCHEDULED FOR
                                 AUGUST 27, 2009
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                                   ----------

Recently we distributed proxy material regarding the Meeting of Shareholders for the Funds listed above. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.

Proxy materials and other fund literature may be reviewed and downloaded online at www.invescoaim.com/proxy, or by calling Invesco Aim Investment Services, Inc. at 1-800-959-4246.

Your vote is important no matter how many shares you own. In order for your vote to be represented, WE MUST RECEIVE YOUR INSTRUCTIONS PRIOR TO YOUR FUND'S MEETING DATE.

For your convenience, please utilize any of the following methods to submit your vote:

1. BY INTERNET

Follow the simple instructions on your voting instruction form.

2. BY TOUCH-TONE PHONE

Please call the toll-free number located on your voting instruction form and follow the simple instructions.

3. BY MAIL

Simply return your executed voting instruction form in the envelope provided.

                 PLEASE TAKE A MOMENT AND VOTE TODAY! THANK YOU.

                                                                     S47498R1OBO